EXHIBIT 10.15

                SECOND AMENDMENT TO AMENDMENT AND RESTATEMENT OF
                                CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (this "Amendment") dated effective as of April 30, 1998 (the "Effective Date"), is by and between HANDY HARDWARE WHOLESALE, INC. ("Borrower"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, formerly known as Texas Commerce Bank National Association, a national banking association, whose principal office is located in Houston, Texas ("Bank").

PRELIMINARY STATEMENT. Bank and Borrower have entered into an Amendment and Restatement of Credit Agreement dated as of April 30, 1996 ("Credit Agreement") as amended by a First Amendment to Amendment and Restatement of Credit Agreement dated as of April 30, 1997. The "Agreement", as used in the Credit Agreement, shall also refer to the Credit Agreement as amended by this Amendment. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. Bank and Borrower have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, among other things, renew, modify and extend the Commitment.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Bank and Borrower hereby agree as follows:

Section 1. Revolving Credit Note. Section 1.1 of the Credit Agreement is amended by substituting the following for the Section 1.1 of the Credit Agreement:

     " Subject to the terms and conditions hereof, Bank agrees to make loans ("Loan" or "Loans") to Borrower from time to time before the Termination Date, not to exceed at any one time outstanding $7,500,000.00 (the "Commitment?). Borrower has the right to borrow, repay and reborrow. Each Loan must be at least the minimum amount required in the Note or the balance of the Commitment, whichever is less and each repayment must be at least the amount required in the Note or the principal balance of the Note, whichever is less. The Loans may only be used for capital expenditures and working capital. Chapter 346 of the Texas Finance Code will not apply to this Agreement, the Note or any Loan. The Loans will be evidenced by, and will bear interest and be payable as provided in, the promissory note of Borrower dated the Effective Date (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "Note"), which is given in renewal, modification and extension of that certain promissory note dated April 30, 1997 in the original principal amount of $7,500,000.00 (including all prior notes of which said note represents a renewal, extension, modification, increase, substitution, rearrangement or replacement thereof, the "Renewed Note"). The parties hereto agree that there is as of the Effective Date an outstanding principal balance of $0.00 under the Note leaving a balance as of the Effective Date of $7,500,000.00 under the Commitment available for Loans subject to the terms and conditions of this Agreement. The "Note" as used in the Credit Agreement shall also refer to the "Note" as used in this Amendment. "Termination Date" means the earlier of: (a) April 30, 2000; or
     (b) the date specified by Bank pursuant to Section 6.1 hereof."

Section 2. Exhibit B of the Credit Agreement is hereby amended by replacing prior Exhibit B with the Exhibit B attached hereto and hereby incorporated into this Amendment and the Credit Agreement for all purposes.

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Section 3. Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) to the best of the undersigned's knowledge after reasonable investigation performed in good faith, no default or Event of Default has occurred under the Agreement and is continuing as of the date hereof.

Section 4. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below.

Section 5. Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

Section 6. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

Section 7. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

Section 8. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

         BORROWER:                 HANDY HARDWARE WHOLESALE, INC.


                                   By:
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                                   Name:
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                                   Title:
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                                   Address: 8300 Tewantin, Houston,  Texas 77061


             BANK:                 CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                                   By:
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                                   Name:
                                      ------------------------------------------

                                   Title:
                                      ------------------------------------------

                                   Address:
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